EXHIBIT 10.28



          SECOND ADDENDUM TO THIRD AMENDED AND RESTATED LOAN AGREEMENT


This Second Addendum to Third Amended and Restated Loan Agreement (the "First Addendum") is entered into as of the ___ day of February, 2003, by and between John Deere Construction & Forestry Company ("JDCFC"), Deere Credit, Inc. ("Deere Credit"), and John Deere Company, a division of Deere & Company ("Deere & Company") (JDCFC, Deere Credit and Deere & Company are hereinafter collectively referred to as the "Lender") and RDO Agriculture Equipment Co. ("RDO Agriculture"), RDO Construction Equipment Co. ("RDO Construction"), RDO Financial Services Co. ("RDO Financial Services"), and RDO Material Handling Co. ("RDO Material Handling") (RDO Agriculture, RDO Construction, RDO Financial Services and RDO Material Handling are hereinafter collectively referred to as the "Borrower").

                                    RECITALS

WHEREAS, Lender and Borrower entered into that certain Third Amended and Restated Loan Agreement dated as of December 16, 2002 (the "Loan Agreement"); and

WHEREAS, Lender and Borrower wish to amend the Loan Agreement to further clarify and amend certain provisions in the Loan Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in this First Addendum, and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the parties hereto agree to replace Section
11. Financial Covenants, in its entirety with the following:

11.  FINANCIAL COVENANTS.

     Except as otherwise indicated herein, any financial terms used in connection with financial covenants herein are used in accordance with generally acceptable accounting principles. Terms used in this Loan Agreement that are not described in Section 1 of this Loan Agreement are defined in the manual captioned "Comparative Management Review" published by Deere & Company annually.

     For purposes of this Section 11, the financial requirements contained herein will be based on the consolidated financial information of the Guarantor as defined herein.

     The following financial requirements will be maintained as of the end of each fiscal quarter beginning with the first full fiscal quarter following execution of this Agreement:

     (i) the ratio of Consolidated Total Liabilities minus Subordinated Indebtedness to the sum of Tangible Net Worth plus Subordinated Indebtedness to be less than or equal to 4.5 to 1;

     (ii) the ratio of the Consolidated EBIT on a rolling four-quarter basis to Consolidated Interest Expense at the end of each of the following fiscal quarters end to be greater than or equal to .65 to 1.00 for the fiscal quarter ended July 31, 2002, 1.00 to 1.00 for the fiscal quarter ended October 31, 2002 and 1.25 to 1.00 beginning on January 31, 2003 and for all quarters thereafter;

SECOND ADDENDUM TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT


     Further, the following financial requirement(s) will be maintained as of the end of each fiscal year:

     (i) the Tangible Net Worth plus Subordinated Indebtedness at any time must be greater than $50.0 million at all times.

     Additionally, Borrower agrees to provide Lender with a covenant compliance certificate concurrently with the submission of the required financial statements each quarter detailing each financial covenant, the level of performance required by the financial covenant, and the actual level of performance achieved relating to the financial covenants. Borrower agrees that the Covenant Compliance Certificate shall be certified as true and accurate by a financial officer of Borrower and/or Guarantor. Any covenant waivers provided to the Borrower at the Borrower's request from the Lender as a result of non-compliance with financial covenants are subject to a Five Thousand Dollar ($5,000.00) fee per waiver. This fee is due and payable at the time of the waiver request.

Except as expressly amended by this Second Addendum, the terms and conditions of the Loan Agreement and any previous Addendums remain in full force and effect. This Second Addendum constitutes the complete understanding of the parties hereto and supersedes all prior understandings of the parties relating to the matters discussed herein. This Second Addendum may only be amended or modified by the terms of a written instrument signed by all parties hereto. This Second Addendum shall be governed by and construed in accordance with the laws of the State of Iowa.


IN WITNESS WHEREOF, the parties hereto have executed this Second Addendum effective as of the date first above written.


LENDER:                                              BORROWER:

JOHN DEERE CONSTRUCTION                     RDO AGRICULTURE EQUIPMENT CO.
& FORESTRY COMPANY

By:     /s/ Dan Coogan                      By:     /s/ Thomas K. Espel
      ---------------------------                 ------------------------------

Name:   Dan Coogan                          Name:   Thomas K. Espel
      ---------------------------                 ------------------------------

Title:  Mgr., Whsl Finance                  Title:  Treasurer
      ---------------------------                 ------------------------------

JOHN DEERE COMPANY, A DIVISION OF           RDO CONSTRUCTION EQUIPMENT CO.
DEERE & COMPANY

By:     /s/ J.R. Spear                      By:     /s/ Thomas K. Espel
      ---------------------------                 ------------------------------

Name:   J. R. Spear                         Name:   Thomas K. Espel
      ---------------------------                 ------------------------------

Title:  Mgr., Ag Whsl Finance               Title:  Treasurer
      ---------------------------                 ------------------------------




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SECOND ADDENDUM TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT


DEERE CREDIT, INC.                          RDO FINANCIAL SERVICES CO.

By:     /s/ David A. Reuter                 By:     /s/ Thomas K. Espel
      ---------------------------                 ------------------------------

Name:   David A. Reuter                     Name:   Thomas K. Espel
      ---------------------------                 ------------------------------

Title:  Div. Fin. Mgr.                      Title:  Treasurer
      ---------------------------                 ------------------------------

                                            RDO MATERIAL HANDLING CO.

                                            By:     /s/ Thomas K. Espel
                                                  ------------------------------

                                            Name:   Thomas K. Espel
                                                  ------------------------------

                                            Title:  Treasurer
                                                  ------------------------------



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